Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended July 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,423,373)
Unrealized Gain (Loss) on Market Value of Futures	(7,072,849)
Dividend Income	38,162
Interest Income	635,702
ETF Transaction Fees	700
Total Income (Loss)	$(8,821,658)

Expenses
Management Fees	$233,991
Professional Fees	25,574
Brokerage Commissions	40,190
Non-interested Directors' Fees and Expenses	4,198
Prepaid Insurance Expense	6,957
Total Expenses	$310,910
Net Income (Loss)	$(9,132,568)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/19	$349,433,442
Withdrawals (100,000 Shares)	(3,677,755)
Net Income (Loss)	(9,132,568)

Net Asset Value End of Month	$336,623,119
Net Asset Value Per Share (9,350,000 Shares)	$36.00

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended July 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$84,988
Unrealized Gain (Loss) on Market Value of Futures	(253,013)
Dividend Income	2,573
Interest Income	18,846
ETF Transaction Fees	350
Total Income (Loss)	$(146,256)

Expenses
Management Fees	$5,876
Professional Fees	4,758
Brokerage Commissions	648
Non-interested Directors' Fees and Expenses	130
Prepaid Insurance Expense	87
Total Expenses	11,499
Expense Waiver	(4,267)
Net Expenses	$7,232
Net Income (Loss)	$(153,488)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/19	$11,041,185
Withdrawals (50,000 Shares)	(848,404)
Net Income (Loss)	(153,488)

Net Asset Value End of Month	$10,039,293
Net Asset Value Per Share (600,000 Shares)	$16.73

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended July 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,338,385)
Unrealized Gain (Loss) on Market Value of Futures	(7,325,862)
Dividend Income	40,735
Interest Income	654,548
ETF Transaction Fees	1,050
Total Income (Loss)	$(8,967,914)

Expenses
Management Fees	$239,867
Professional Fees	30,332
Brokerage Commissions	40,838
Non-interested Directors' Fees and Expenses	4,328
Prepaid Insurance Expense	7,044
Total Expenses	322,409
Expense Waiver	(4,267)
Net Expenses	$318,142
Net Income (Loss)	$(9,286,056)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 7/1/19	$360,474,627
Withdrawals (150,000 Shares)	(4,526,159)
Net Income (Loss)	(9,286,056)

Net Asset Value End of Month	$346,662,412

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596